1st Source Monogram Funds
1st Source Monogram Income Equity Fund
1st Source Monogram Diversified Equity Fund
Supplement dated January 26, 2007
To Prospectus dated August 1, 2006
On January 16, 2007, the Board of Trustees of The Coventry Group (the “Trust”) approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization between 1st Source Monogram Diversified Equity Fund (the “Diversified Equity Fund”) and 1st Source Monogram Income Equity Fund (the “Income Equity Fund”). If shareholders approve the Agreement and Plan of Reorganization, the Diversified Equity Fund will transfer all of its assets and liabilities to the Income Equity Fund. In exchange for the transfer of these assets and liabilities, the Income Equity Fund will simultaneously issue shares to the Diversified Equity Fund in an amount equal in value to the net asset value of the shares of the Diversified Equity Fund that were held by shareholders as of the close of business on the business day preceding the transfers (the “Reorganization”). These transfers are expected to occur on or about March 30, 2007 (the “Effective Time”). The Diversified Equity Fund will then make a liquidating distribution to its shareholders of the Income Equity Fund shares received and shareholders of the Diversified Equity Fund will become shareholders of the Income Equity Fund. The Diversified Equity Fund will then be liquidated and terminated.
A Special Meeting of Shareholders (the “Meeting”) of the Diversified Equity Fund will be held on March 26, 2007 at 9:30 a.m., Eastern Time (“ET”), at 3435 Stelzer Road, Columbus, OH 43219. At the Meeting, shareholders of the Diversified Equity Fund will be asked to consider and approve the Agreement and Plan of Reorganization. Only shareholders of record at the close of business on February 12, 2007, will be entitled to vote at the Meeting. Accordingly, shareholders who were not shareholders of record at the close of business on February 12, 2007, will not be entitled to notice of, or vote, at this Meeting. Shareholders will be notified only if the proposal is not approved.
1st Source Monogram Funds
1st Source Monogram Special Equity Fund
Supplement dated January 26, 2007
To Prospectus dated August 1, 2006
On January 16, 2007, the Board of Trustees of The Coventry Group (the “Trust”) determined, based primarily upon the recommendations of 1st Source Corporation Investment Advisors, Inc., the investment adviser to the 1st Source Monogram Special Equity Fund (the “Special Equity Fund”), to close the Special Equity Fund and provide for its orderly dissolution. Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Special Equity Fund on or about March 30, 2007. Upon the date of liquidation, those shareholders remaining in the Special Equity Fund will have their shares redeemed and the proceeds will be distributed as directed. 1st Source Corporation Investment Advisors, Inc. has agreed to waive management fees and/or reimburse expenses to the extent necessary to limit Total Fund Operating Expenses to 1.35% through the date of liquidation.
As a result of these developments, the Special Equity Fund is closed to new investors.

This supplement and the prospectus dated August 1, 2006 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August
1, 2006, which is incorporated herein by reference and can be obtained without charge by calling
1-800-766-8938 .